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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                        -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                        -----------------------

           Date of Report (Date of earliest event reported):
                             April 1, 2003


                    United States Steel Corporation
    --------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------       ------------------      -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                      ---------------------------
                    (Registrant's telephone number,
                         including area code)
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Item 5. Other Events

United States Steel Corporation ("U. S. Steel") is filing the
April 1, 2003 press release titled "U. S. Steel to Acquire Serbian Steel Company" as Exhibit 99.1. As stated in the press release,
U. S. Steel Balkan d.o.o., a wholly owned subsidiary of U. S. Steel, has agreed to purchase out of bankruptcy Serbian steel producer
Sartid a.d. and six of its subsidiaries. The seven purchase agreements were executed substantially in the form of Exhibit 2.1, "Purchase and Sale Agreement of a Legal Entity between Sartid a.d. in bankruptcy and
U. S. Steel Balkan d.o.o." The schedules to the form of the agreements have been omitted, but will be supplied to the Commission upon request.


Item 7.  Financial Statements and Exhibits

       (c)  Exhibits

            2.1 Form of Purchase and Sale Agreement of a Legal Entity between Sartid a.d. in bankruptcy and U. S. Steel Balkan d.o.o.


            99.1 Press Release - "U. S. Steel to Acquire Serbian
                 Steel Company"



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By
     /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President and Controller